UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2019

LEIDOS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33072	20-3562868
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Nos.)

11951 Freedom Drive, Reston, Virginia	20190
(Address of Principal Executive Offices)	(Zip Code)
Registrants’ telephone number, including area code: (571) 526-6000
N/A
(Former names or former addresses if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	LDOS	New York Stock Exchange

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Stockholders of Leidos Holdings, Inc. was held on April 26, 2019. The final results of the stockholders’ vote on each of the matters presented for a vote is set forth below.

1.	The nominees for election to the Board of Directors were elected, each for a one-year term, based upon the following votes:

	Number of Votes
Director Nominee	For	Against	Abstain	Broker Non-Votes
Gregory R. Dahlberg	109,867,749	1.358,543	472,405	11,720,832
David G. Fubini	109,736,811	1,248,384	713,502	11,720,832
Miriam E. John	108,657,204	2,336,102	705,391	11,720,832
Frank Kendall III	110,009,830	1,104,108	584,759	11,720,832
Robert C. Kovarik, Jr.	110,192,249	817,761	688,687	11,720,832
Harry M.J. Kraemer, Jr.	108,967,424	2,066,490	664,783	11,720,832
Roger A. Krone	107,852,914	3,290,903	554,880	11,720,832
Gary S. May	109,881,681	1,173,308	643,708	11,720,832
Surya N. Mohapatra	109,674,409	1,339,062	685,227	11,720,832
Lawrence C. Nussdorf	110,004,337	1,083,338	611,022	11,720,832
Robert S. Shapard	109,976,816	1,023,138	698,743	11,720,832
Susan M. Stalnecker	110,267,979	704,137	726,582	11,720,832
Noel B. Williams	109,765,448	1,189,195	744,054	11,720,832

2.	The proposal to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in our proxy statement was approved based upon the following votes:

Votes for approval	106,280,292
Votes against	4,217,782
Abstentions	1,200,623
Broker non-votes	11,720,832

3.	A stockholder proposal regarding simple majority vote was approved based upon the following votes:

Votes for approval	102,089,996
Votes against	8,709,473
Abstentions	899,227
Broker non-votes	11,720,832

4.
The proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 3, 2020 was approved based upon the following votes:

Votes for approval	120,734,181
Votes against	2,303,006
Abstentions	382,341
Broker non-votes	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2019	LEIDOS HOLDINGS, INC.

	By:	/s/ Raymond L. Veldman
Raymond L. Veldman
Senior Vice President and Corporate Secretary